SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

The date of this supplement is October 30, 2026.

For the MFS® Funds listed below:

MFS® HIGH INCOME FUND	MFS® GLOBAL HIGH YIELD FUND
MFS® HIGH YIELD POOLED PORTFOLIO	MFS® MUNICIPAL HIGH INCOME FUND

After October 30, 2026, MFS High Yield Pooled Portfolio will be terminated. After October 30, 2026, all references and information related to MFS High Yield Pooled Portfolio are hereby deleted in their entirety.

MAY-SAI-COMBINED-SUP-I-103026